                                                                EXHIBIT 10.1.8.2

                              AMENDMENT NO.1 TO THE
            SECOND AMENDMENT PLEDGE AGREEMENT (MEMBERSHIP INTERESTS)

                  THIS AMENDMENT NO.1, dated as of November 18, 2003 (this "Amendment"), to the Second Amendment Pledge Agreement (Membership Interests), dated as of July 16, 2003, (as the same may be amended, supplemented or otherwise modified from time to time, the "Pledge Agreement"), made by Calpine Corporation, a Delaware corporation (the "Company"), in favor of The Bank of New York, as Collateral Trustee (together with any successor(s) thereto in such capacity, the "Collateral Trustee") for the benefit of the Secured Parties.

                                   WITNESSETH:

                  WHEREAS, the Company may, from time to time, eliminate and restructure its Subsidiaries in connection with ordinary course corporate reorganization, provided that the assets held by any such subsidiaries are transferred to the Company or otherwise remain a part of the Collateral, subject to the terms and conditions of the Secured Debt Documents;

                  WHEREAS, the pledge of the equity interests of South Point Energy Center LLC was released and the pledge of the equity interests of Calpine Auburndale Holdings, LLC was created in connection with certain restructurings by the Company; and

                  WHEREAS, the Company now wishes to amend the Pledge Agreement in certain respects, as hereinafter provided.

                                    AGREEMENT

                  NOW THEREFORE, in consideration of the premises and the mutual agreements set forth, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

                  1. Definitions. Unless otherwise defined herein or the context otherwise requires, terms used in this Amendment, including in its preamble and recitals, have the respective meanings assigned to such terms in the Collateral Trust Agreement dated as of July 16, 2003, among the Company, Quintana Minerals
(USA), Inc., JOQ Canada, Inc., Quintana Canada Holdings, LLC, The Bank of Nova Scotia, as Agent under the Credit Agreement, Wilmington Trust Company, as Trustee under the 2007 Indenture, the 2010 Indenture and the 2013 Indenture, Goldman Sachs Credit Partners L.P., as Administrative Agent under the Term Loan Agreement, and the Collateral Trustee.

                  2. Amendment to Attachment 1 to the Pledge Agreement. Attachment 1 to the Pledge Agreement is hereby amended as follows:

                  (a) deleting therefrom South Point Energy Center LLC as a Pledged Interest Issuer; and

                  (b) adding therein Calpine Auburndale Holdings, LLC as a Pledged Interest Issuer.

                  The fully amended and restated Attachment 1 is attached hereto.

                  3. Representations and Warranties. The Company hereby represents and warrants to the Collateral Trustee that (a) this Amendment has been duly authorized, executed and delivered by the Company and constitutes its valid and legally binding obligation, enforceable against it in accordance with its terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights and to general equity principles; and (b) the execution and delivery of this Amendment (i) does not require any consent, approval, authorization or order of, or filing with, any governmental agency or body or any court, except such as have been obtained or made and are in full force and effect as of the date hereof and (ii) will not violate any applicable law or regulation or the charter, by-laws or other organizational documents of the Company or any order of any governmental agency or body, or breach or conflict with any material agreement to which the Company is a party or by which the Company is bound.

                  4. Effectiveness. This Amendment shall become effective upon fulfillment of the following conditions precedent: (a) receipt by the Collateral Trustee of the duly executed signature page of this Amendment signed on behalf of the Company and (b) receipt by the Collateral Trustee of an Officer's Certificate and an Opinion of Company Counsel, dated the date hereof, in accordance with section 7.1 of the Collateral Trust Agreement. This Amendment may be executed in counterparts and all of the said counterparts taken together shall be deemed to constitute one and the same instrument. Delivery of an executed signature page of this Amendment by facsimile transmission shall be effective as delivery of a manually executed counterpart hereof.

                  5. Continuing Effect of the Pledge Agreement. Except as expressly set forth herein, this Amendment shall not by implication or otherwise limit, impair, constitute a waiver of, or otherwise affect the rights and remedies of the Secured Parties, the Collateral Trustee or the Company under the Pledge Agreement and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Pledge Agreement, all of which are ratified and affirmed in all respects and shall continue in full force and effect. Nothing herein shall be deemed to entitle the Company to a consent to, or a waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Pledge Agreement in similar or different circumstances. This Amendment shall apply and be effective only with respect to the provisions of the Pledge Agreement specifically referred to herein. After this Amendment becomes effective in accordance with Section 4 hereof, any reference to the Pledge Agreement shall mean the Pledge Agreement as amended and modified hereby.

                  6. Applicable Law. This Amendment and the right and obligations of the parties hereunder shall be governed by, and shall be construed and enforced in accordance with, the laws of the State of New York without regard to conflict of laws principles thereof.

                  7. Headings. Headings herein are include herein for convenience of reference only and shall not constitute a part hereof for any other purpose or be given any substantive effect.

                  IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective officers thereunto duly authorized as of the date first above written.

                                   CALPINE CORPORATION

                                   By:  ANN B. CURTIS
                                       -----------------------------------------
                                       Name:  Ann B. Curtis
                                       Title:  Executive Vice President

                                   THE BANK OF NEW YORK, NOT IN ITS
                                   INDIVIDUAL CAPACITY, BUT SOLELY AS COLLATERAL TRUSTEE

                                   By:  MICHAEL PITFICK
                                       -----------------------------------------
                                       Name:  Michael Pitfick
                                       Title:  Assistant Vice President

                                                                    ATTACHMENT 1
                                                                              TO
                                                           AMENDMENT NO.1 TO THE
                                               SECOND AMENDMENT PLEDGE AGREEMENT
                                                           (MEMBERSHIP INTEREST)

                          PLEDGED MEMBERSHIP INTERESTS

                                                             % OF
                                                          MEMBERSHIP
                                                           INTEREST
       PLEDGED INTEREST ISSUER:                             PLEDGED
---------------------------------------                   ----------
Calpine Natural Gas Holdings, LLC                            100%

Calpine Marketing, LLC                                       100%

Anacapa Land Company LLC                                     100%

Calpine Pittsburgh, LLC                                      100%

CPN Blue Spruce Holdings, LLC                                100%

Calpine Calistoga Holdings, LLC                              100%

Chippokes Energy Center, LLC                                 100%

Palmetto Energy Center, LLC                                  100%

Blue Heron Energy Center, LLC                                100%

Calpine Sonoran Pipeline, LLC                                100%

Los Esteros Critical Energy Center, LLC                      100%

Calpine Natural Gas GP, LLC                                  100%

Calpine Auburndale Holdings, LLC                             100%